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                 151 Farmington Avenue         SUSAN E. BRYANT
                 Hartford, CT 06156            Counsel
                                               Law and Regulatory Affairs, RE4C
                                               (860) 273-7834
                                               Fax: (860) 273-8340

October 1, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:  Filing Desk

       Re: Variable Annuity Account C of Aetna Life Insurance and Annuity Company Post-Effective Amendment No. 8 to the Registration Statement on Form N-4
            FILE NOS. 33-75990 and 811-2513


Gentlemen:

As Counsel of Aetna Life Insurance and Annuity Company (the "Company"), I hereby consent to the use of my opinion dated February 28, 1996 (incorporated herein by reference to the 24f-2 Notice for the fiscal year ended December 31, 1995 filed on behalf of Variable Annuity Account C of Aetna Life Insurance and Annuity Company on February 29, 1996) as an exhibit to this Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (File No. 33-75990) and to my being named under the caption "Legal Matters" therein.

Very truly yours,


/s/ Susan E. Bryant
----------------------------
    Susan E. Bryant
    Counsel
    Aetna Life Insurance and Annuity Company